Exhibit 99.1

Verano to Enter Coveted New York, Minnesota and New Mexico Markets
with Proposed Acquisition of Goodness Growth Holdings

Proposed acquisition expected to further national geographic expansion by adding New York and New Mexico markets ahead of both states’ transition to adult-use; securing one of two vertically-integrated licenses in Minnesota; and increasing operational footprint in Arizona and Maryland

●	Upon consummation of the acquisition, Verano’s footprint will span 18 states, with active operations in 15, including 17 cultivation facilities totaling 1.3 million square feet of cultivation capacity and 111 active dispensaries
●	Verano will obtain one of only ten vertically-integrated licenses in New York, which includes one cultivation license, four active dispensaries, and four additional dispensaries planned in high-traffic locations
●	Verano will acquire one of only two vertically-integrated licenses in Minnesota which includes one cultivation license and eight active dispensaries
●	In New York, the Company will gain delivery service across the New York City area via a dispensary on Queens Boulevard centrally located next to the Long Island Expressway, Citi Field and LaGuardia Airport; along with three high-traffic dispensaries – in a busy shopping district in White Plains; in Albany adjacent to the University of Albany campus and Colonie Center Mall; and in Johnson City across from the Oakdale Mall
●	In Minnesota, Verano will obtain eight dispensaries, including one in the heart of downtown Minneapolis and four more across the Minneapolis-St. Paul metro area; in locations covering the cities of Duluth and Rochester; and in Moorehead, which is situated in the Fargo, ND metro area
●	Between 2022 and 2026, these net new markets are expected to generate combined revenue of more than $13.8B1

CHICAGO, February 1, 2022 (GLOBE NEWSWIRE) – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”) and Goodness Growth Holdings, Inc. (CSE: GDNS) (OTCQX: GDNSF) (“Goodness”) are pleased to announce that they have entered into a definitive arrangement agreement (the “Arrangement Agreement”) pursuant to which Verano will acquire all of the issued and outstanding shares of Goodness (“Goodness Shares”) in an all-share transaction valued at approximately U.S.$413 million on a fully-diluted basis (the “Transaction”).

Under the terms of the Arrangement Agreement, it is expected that each holder of Goodness subordinate voting shares will receive 0.22652 of a Verano Class A subordinate voting share (a “Verano Share”) for each Goodness subordinate voting share held and each holder of Goodness multiple voting shares and Goodness super voting

1 Source: BDSA Data

shares will receive 22.652 Verano Shares for each Goodness multiple voting share and Goodness super voting share held, respectively.

Goodness’ active operations include 18 dispensaries; five cultivation and processing facilities; a research and development facility; and the Vireo, 1937, LiteBud, Kings & Queens, Hi-Color, and Amplifi product brands. The acquisition of Goodness is expected to expand Verano’s operational footprint with the addition of the New York, Minnesota and New Mexico markets, strategically increasing the Company’s presence in the Northeast, Midwest and Southwest, while adding a suite of established cannabis brands to the Company’s portfolio.

Management Commentary

“We have always viewed New York as a strategic market to strengthen our existing east coast presence, particularly ahead of the state’s adult-use rollout, as we further expand the Verano platform and exceed a milestone of operating more than 100 dispensaries across the country,” said George Archos, Verano Founder and Chief Executive Officer. “Adding the New York, Minnesota and New Mexico markets to our portfolio, with full vertical integration, provides Verano with a solid foundation for future growth. We’re excited to welcome new colleagues to the Verano family and look forward to serving patients and consumers in communities across these great states.”

“After an extensive evaluation process, George and the Verano team are unquestionably the ideal partners to take our business to the next level,” said Goodness Chairman and Chief Executive Officer, Kyle Kingsley, M.D. “Evidenced by their strong leadership team, sound operating principles, core values, and sustained growth, Verano continues to reach new heights as one of the top multi-state cannabis operators. We are confident in Verano’s ability to foster future growth opportunities for our employees and deliver an exceptional experience for our patients and consumers.”

Transaction Highlights

The Transaction includes 18 active dispensaries; five cultivation and processing facilities; a research and development facility; and the Vireo, 1937, LiteBud, Kings & Queens, Hi-Color, and Amplifi product brands.

New York

Goodness  currently holds one of ten vertically-integrated licenses to grow and dispense medical cannabis products in the state of New York. It operates four medical dispensaries under the Vireo Health brand in Albany, Johnson City, Queens and White Plains. Goodness is also entitled to open an additional four dispensaries in advance of the commencement of the state’s recently approved adult-use program, which allows for three of its total of eight dispensaries to sell recreational-use products.

Goodness also operates a home-delivery service across New York City and all its boroughs, as well as in Westchester, Rockland, Nassau and Suffolk Counties. Its home-delivery business currently accounts for more than half of its total medical cannabis sales in the state.

Goodness currently grows and manufactures its products in a 64,204 sq. ft. greenhouse cultivation and processing facility in Johnstown, and is in the process of expanding this facility with the construction of 324,000 sq.ft. of indoor warehouse, 170,000 sq.ft. of which has been approved for indoor cultivation and processing.

Minnesota

Goodness currently holds one of two vertically-integrated licenses to grow and dispense medical cannabis products in the state of Minnesota. It operates eight dispensaries in the state under the Green Goods name in Blaine, Bloomington, Burnsville, Duluth / Hermantown, Minneapolis, Moorhead, Rochester and Woodbury.

Products are manufactured at Goodness’s 87,232 sq. ft. greenhouse cultivation facility in Otsego, where Goodness has the potential to expand onto an adjacent 20-acre parcel in the future. The state of Minnesota has recently approved the sale of smokeable flower within its medical program, with flower sales expected to begin by the end of March 2022, followed by the introduction of certain edible products this coming summer.

New Mexico

Goodness operates a 18,650 sq. ft. cultivation facility in Gallup, as well as four medical dispensaries under the Green Goods name in Albuquerque, Gallup, Las Cruces and Santa Fe. Goodness has also identified several locations for projected store expansion in the near-term future. The state of New Mexico’s cannabis program is expected to commence adult-use sales in April 2022, at which point all of the Green Goods dispensaries in New Mexico will be eligible to sell recreational use products.

Maryland

Goodness currently operates two medical dispensaries in Maryland under the Green Goods name in Baltimore and Frederick. It also currently operates a 143,500 sq. ft. greenhouse in the town of Massey, Maryland. Goodness also operates a separate 22,500 sq. ft. manufacturing and processing facility in the town of Hurlock.

Arizona

Goodness operates an active 18 acre outdoor cultivation facility in Amado.

Terms of the Transaction

The Transaction will be effected by way of a plan of arrangement pursuant to the Business Corporations Act (British Columbia). Under the terms of the Arrangement Agreement, Verano will acquire all of the issued and outstanding Goodness Shares, with each holder of Goodness subordinate voting shares expected to receive 0.22652 of a Verano Share for each Goodness subordinate voting share held, and each holder of Goodness multiple voting shares and Goodness super voting shares expected to receive 22.652 Verano Shares for each Goodness multiple voting share and each Goodness super voting share held, respectively, implying a current market price per Goodness subordinate voting share of US$2.39, based on the closing share price of Verano and the Bank of Canada exchange rate on January 31, 2022. Based on the 15-Day volume weighted average price of Verano ending January 27, 2022 and a CAD/USD exchange rate of 0.790, the Transaction implies a price per Goodness subordinate voting share of US$2.64. After giving effect to the Transaction, Goodness shareholders are expected to hold in aggregate approximately 10.1% of the issued and outstanding pro forma Verano Shares (on a fully-diluted basis). In accordance with the terms of Goodness’ 2019 Company Equity Incentive Plan, the terms of each Goodness option and RSU will be adjusted to entitle the holder to receive, upon exercise, in substitution for the number of Goodness Shares subject to such option or RSU, that number of Verano Shares based on the Exchange Ratio. In accordance with the terms of Goodness’ outstanding warrants, the terms of each Goodness warrant will be adjusted to entitle the holder to receive, upon exercise, in substitution for the number of Goodness Shares subject to such warrant, that number of Verano Shares based on the Exchange Ratio. Additional details of the Transaction will be described in the management information circular and proxy statement (the “Circular”) that will be distributed to Goodness shareholders in connection with a special meeting of Goodness shareholders (the “Meeting”) expected to be held within 120 days (unless the U.S. Securities and Exchange Commission elects to review the preliminary Circular, in which case the Meeting will be conducted within the next 170 days) to approve the Transaction.

Goodness shareholders holding approximately 36.7% of the voting power of the issued and outstanding Goodness Shares have agreed to vote in favor of the Transaction pursuant to voting and support agreements. In addition, the Chief Executive Officer of Goodness has entered into a lock-up agreement with the Company (the "Lock-Up Agreement"), pursuant to which such shareholder has agreed not to transfer any Verano Shares received in connection with the Transaction for a period of 12 months following the effective date of the Transaction. Pursuant to the terms of the Lock-Up Agreement, 20% of the covered securities will be released on the effective date of the Transaction with an additional 20% being released every three months.

The Arrangement Agreement provides for customary provisions, including covenants in respect of non-solicitation of alternative transactions, US$14.875 million reciprocal termination fees under certain circumstances and reciprocal expense reimbursement provisions in certain circumstances.

Implementation of the Transaction is subject to the approval of at least (i) two-thirds (66 2/3%) of the votes cast by Goodness shareholders present in person or represented by proxy at the Meeting, voting as a single class, and (ii) pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”), the approval of the majority of the votes cast by the holders of Goodness subordinate voting shares, the Goodness multiple voting shares and the Goodness super voting shares, on a class basis, excluding the votes of Goodness shareholders whose votes are required to be excluded for the purposes of “minority approval” pursuant to MI 61-101.

The Transaction is subject to the approvals of the Supreme Court of British Columbia, receipt of U.S. regulatory approvals, including pursuant to the Hart–Scott–Rodino Antitrust Improvements Act and New York State regulatory requirements, and other customary conditions of closing.

Approvals and Recommendation

The Transaction has been unanimously approved by the Boards of Directors of each of Verano and Goodness. The Board of Directors of Goodness (the “Goodness Board”) has unanimously determined, after receiving financial and legal advice from outside advisors and a unanimous recommendation from a committee of independent directors (the “Transaction Committee”), that the Transaction is in the best interests of Goodness, and that, on the basis of the Fairness Opinions (as defined herein), that the consideration to be received by the Goodness shareholders is fair, from a financial point of view. The Goodness Board unanimously recommends that Goodness shareholders vote in favour of the resolution to approve the Transaction that will be set forth in the Circular. The Board and the Transaction Committee obtained a fairness opinion from Hyperion Capital Inc., and the Transaction Committee obtained an independent fairness opinion from Cormark Securities Inc. (collectively, the “Fairness Opinions”), which provide that, as at the date of such opinions and based upon and subject to the assumptions, procedures, factors, limitations and qualifications set forth therein, the consideration to be received by the Goodness shareholders pursuant to the Transaction is fair, from a financial point of view, to the Goodness shareholders.

None of the Verano Shares or any other securities to be issued pursuant to the Transaction have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any U.S. state securities laws, and any securities issuable in the Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Advisors

A.G.P./Alliance Global Partners acted as financial advisor and Dentons Canada LLP and Dentons US LLP acted as counsel to Verano. Haywood Securities Inc. provided an independent fairness opinion to the Board of Directors of Verano.

Hyperion Capital Inc. acted as exclusive financial advisor and DLA Piper (Canada) LLP and DLA Piper LLP (US) acted as counsel to Goodness. Cormark Securities Inc. provided an independent fairness opinion to the Transaction Committee.

About Verano

Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to cultivate progress across its footprint, Verano produces a comprehensive suite of premium, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, Avexia™, Encore™, and MÜV™. Verano’s portfolio encompasses 15 U.S. states, with active operations in 12, including 12 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MÜV™, delivering a superior cannabis shopping experience in both medical and adult-use markets. Learn more at www.verano.com.

About Goodness Growth Holdings, Inc.

Goodness Growth Holdings, Inc., is a physician-led, science-focused holding company whose mission is to bring the power of plants to the world. The Company’s operations consist primarily of its multi-state cannabis company subsidiary, Vireo Health, Inc., and its science and intellectual property incubator, Resurgent Biosciences, Inc. The Company manufactures proprietary, branded cannabis products in environmentally friendly facilities and state-of-the-art cultivation sites and distributes its products through its growing network of Green Goods® and other retail locations and third-party dispensaries. Its team of more than 500 employees are focused on the development of differentiated products, driving scientific innovation of plant-based medicines, and developing meaningful intellectual property. Today, the Company is licensed to grow, process, and/or distribute cannabis in eight markets and operates 18 dispensaries across the United States. For more information about Goodness Growth Holdings, please visit www.goodnessgrowth.com.

Contacts:
Verano
Steve Mazeika	Julianna Paterra, CFA
Director, Communications	Director, Investor Relations
steve.mazeika@verano.com	Julianna@verano.com
312-348-4430

Goodness Growth
Sam Gibbons	Albe Zakes
Vice President, Investor Relations	Vice President, Corporate Communications
samgibbons@vireohealth.com	albezakes@vireohealth.com
(612) 314-8995	(267) 221-4800

Forward Looking Statements

This press release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company's control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. The forward-looking information and forward-looking statements contained herein include, but are not limited to, statements or information with respect to the expected closing of the Transaction, the number of Verano Shares to be received by each holder of Goodness Shares, the impact of the Transaction on the Company's operational footprint and operations, the intention of certain states to transition to adult-use markets, the timing of flower sales in Minnesota and New Mexico, the operational plans of Goodness, the expected ownership of the Company by previous shareholders of Goodness, the expected content of the Circular, the Company’s position in the marketplace, the timeline associated with the opening of certain retail establishments, the timing and closing of acquisitions, and the Company’s operations. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the assumptions that all required regulatory approvals will be obtained in a timely manner, the Company and Goodness will be able to meet operational milestones in accordance with the current expectations of management and that there will not be any delays in the roll-out of adult-use legislation in certain states, and the risk factors discussed in the Company's filings on SEDAR at www.sedar.com. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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